UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 21, 2019

MMA Capital Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001‑11981	52‑1449733
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3600 O’Donnell St, Suite 600,
Baltimore, Maryland		21224
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(443) 263‑2900

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐  Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐  Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Common Shares, no par value Common Stock Purchase Rights	Trading Symbol(s) MMAC MMAC	Name of each exchange on which registered Nasdaq Capital Market Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On May 21, 2019, MMA Capital Holdings, Inc. (the “Company”) held its annual meeting of stockholders. At that meeting, the stockholders of the Company re-elected Francis X. Gallagher, Jr. and Frederick W. Puddester to the Board of Directors for a three-year term, approved a non-binding advisory resolution approving the compensation of the named executive officers of the Company, received a majority vote in favor of a three-year cycle for the non-binding advisory resolution approving the compensation of the named executive officers of the Company and ratified the appointment of KPMG, LLP as independent registered public accountant for the fiscal year ending December 31, 2019.  As to these matters, the numbers of votes cast for or against, as well as the number of abstentions and broker non-votes, are as set forth below:

1.	Election of directors nominated by MMA Capital Holdings, Inc. to serve for a term to expire in 2022 and until their successors are duly elected and qualified:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Francis X. Gallagher, Jr.	3,057,880	398,753	233,242	1,556,255
Frederick W. Puddester	3,050,249	406,468	233,158	1,556,255

2.	The non-binding advisory vote on executive compensation:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
3,204,445	215,071	270,359	1,556,255

3.	The non-binding advisory vote on the frequency of the non-binding advisory vote on executive compensation:

-Y
1 Year	2 Years	3 Years	Votes Abstained	Broker Non-Votes
1,494,614	15,219	2,169,646	10,396	1,556,255

4.	Ratification of KPMG, LLP as independent registered public accounting firm for the fiscal year ending December 31, 2019:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
4,522,607	702,755	20,768	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MMA Capital Holdings, Inc.

May 21, 2019	By:	/s/ Michael L. Falcone
Name: Michael L. Falcone
Title: Chief Executive Officer